CONFIDENTIAL	EXECUTION VERSION

AMENDMENT TO SECURITY AGREEMENTS

THIS AMENDMENT (this “Amendment”) is dated April 4, 2014 (the “Amendment Date”)

AMONG:

NAKED BRAND GROUP INC., a Nevada corporation

(“NBGI”)

AND:

NAKED INC., a Nevada corporation

(“Naked” and together with NBGI, the “Debtors”)

AND:

KALAMALKA PARTNERS LTD. (“Kalamalka”), a British Columbia company

WHEREAS:

A.	Naked is a wholly-owned subsidiary of NBGI operating a product manufacturing and distribution business for men’s clothing products.

B.

Pursuant to (i) that certain Agency and Interlender Agreement dated August 10, 2012 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), and (ii) that certain Agency and Interlender Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (i) and (ii), between Kalamalka and the lenders set forth therein (collectively, the “Kalamalka Lenders”), Kalamalka is the designated agent for the Kalamalka Lenders in respect of certain loans (the “Kalamalka Loans”) made by such lenders to the Debtors pursuant to certain secured convertible promissory notes, as such notes may be amended, amended and restated, supplemented or otherwise modified from time to time.

C.

Pursuant to (i) that certain Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time); (ii) that certain Amended and Restated Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (i) and (ii), made by NBGI in favor of Kalamalka in its capacity as agent for the Kalamalka Lenders; (iii) that certain Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time); and (iv) that certain Amended and Restated Security Agreement dated November 14, 2013 (as may be amended, amended and restated, supplemented or otherwise modified from time to time), in each case of (iii) and (iv), made by Naked in favor of Kalamalka in its capacity as agent for the Kalamalka Lenders ((i) – (iv) collectively, the “Kalamalka Secured Documents”), Kalamalka was granted a Security Interest (as such term is defined in the Kalamalka Secured Documents and all liens created pursuant thereto) in certain collateral to secure the Kalamalka Loans.

D.

Pursuant to that certain Agency and Interlender Agreement dated as of the date hereof between CSD Holdings LLC (“CSD”), a Delaware limited liability company, and the lenders set forth therein (collectively, the “Bridge Lenders”), CSD is the designated agent for the Bridge Lenders in respect of certain secured loans (the “Bridge Loans”) made by such lenders to the Debtors pursuant to certain secured convertible promissory notes (such notes, as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Bridge Notes”). The Bridge Notes shall be converted into and exchanged (in whole or in part) into any other securities issued by NBGI in connection with the Offering (as defined below).

E.

Pursuant to that certain Security Agreement dated as of the date hereof and made by NBGI in favor of CSD in its capacity as agent for the Bridge Lenders (such agreement, the “Bridge Secured Document”), CSD is granted a Security Interest (as such term is defined in therein) in certain collateral to secure the Bridge Loans (such security interest and all liens created pursuant thereto, the “Bridge Security”).

F.

Following the issuance of the Bridge Notes, NBGI intends to complete a round of equity financing through a private placement (the “Offering”) of certain secured convertible debentures (the “Offering Debentures”).

G.

In order to induce the Bridge Lenders to make the Bridge Loans to the Debtors, Kalamalka and the Debtors desire to enter into this Amendment, as applicable to the respective Kalamalka Secured Documents to which each Debtor is a party together with Kalamalka (as more specifically set forth in clause C above).

NOW THEREFORE THE PARTIES HERETO AGREE as follows:

1.	Section 4.1(a) of each the Kalamalka Secured Documents is hereby amended by adding the following sentence at the beginning of the subsection:

“other than in connection with the Bridge Notes and the Offering Debentures,”

2.	Section 7.2(c) of each of the Kalamalka Secured Documents is hereby amended and restated in its entirety to read as follows:

“sell, lease, or otherwise dispose of the Collateral, except for the discounting of bills of exchange, discounting or factoring of receivables or other similar arrangements and sales of inventory, materials and equipment in the ordinary course of business”

3.	Section 18.3 of each of the Kalamalka Secured Documents is hereby amended by inserting the words “or pari passu” after the word “priority” in the first sentence of the first paragraph.

4.	No Other Modification. The Kalamalka Secured Documents shall not be modified by this Amendment in any respect except as expressly set forth herein.

5.	Governing Law. This Amendment and all matters arising hereunder will be governed by the laws of British Columbia.

6.

Counterparts. This Amendment may be executed and delivered (including by facsimile and other electronic transmission) in one or more counterparts, and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

7.

Entire Agreement. This Amendment, together with each of the Kalamalka Secured Documents, constitutes the entire understanding of the parties hereto with respect to its subject matter and may not be modified or amended, except in writing by such parties.

[Signature Pages Follow]

IN WITNESS WHEREOF the Borrowers and each Lender have executed this Note effective as the date first above written.

NAKED BRAND GROUP INC.
by its authorized signatory

By: ______________________
Name: Joel Primus
Title: CEO / President

NAKED INC.
by its authorized signatory

By: ______________________
Name: Joel Primus
Title: CEO / President

KALAMALKA PARTNERS LTD., as agent for the Kalamalka Lenders, by its authorized signatory as

By: ______________________
Name:
Title:

[Signature Page to Amendment to Security Agreements]

IN WITNESS WHEREOF the Borrowers and each Lender have executed this Note effective as the date first above written.

NAKED BRAND GROUP INC.
by its authorized signatory

By: ______________________
Name:
Title:

NAKED INC.
by its authorized signatory

By: ______________________
Name:
Title:

KALAMALKA PARTNERS LTD., as agent for the Kalamalka Lenders, by its authorized signatory as

By: ______________________
Name: DAVID P. WILLIS
Title: PRES.

[Signature Page to Amendment to Security Agreements]